UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        October 21, 2004

Omtool, Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-22871	02-0447481
(Commission File Number)	(IRS Employer Identification No.)

8A Industrial Way Salem, NH	03079
(Address of Principal Executive Offices)	(Zip Code)

(603) 898-8900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02

On October 21, 2004, Omtool, Ltd. announced its financial results for the three months ended September 30, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date: October 21, 2004	By:	/s/ Daniel A. Coccoluto
Daniel A. Coccoluto
Chief Financial Officer (Acting), Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of the Company, dated October 21, 2004